UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 23, 2015

(Date of earliest event reported)

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-20086

Delaware	41-0760940
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, Minnesota 55439-2604

(Address of principal executive offices, including zip code)

952-893-3200

(Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On March 23, 2015, Universal Hospital Services, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal year ended December 31, 2014.  A copy of the related press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(b)                                 On March 23, 2015, Thomas J. Leonard was appointed to serve as Chief Executive Officer of the Company and a member of its Board of Directors, effective April 13, 2015.  A copy of the related press release is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

Mr. Leonard most recently served as the President of Medical Systems for CareFusion Corporation, where he led the $2.4B revenue global medical device segment, which includes Alaris® infusion pumps, Pyxis® automated dispensing and patient identification systems, and AVEA® and LTV® series ventilators and respiratory diagnostics products. Prior to joining CareFusion in 2008, Mr. Leonard served as the Senior Vice President and General Manager of Ambulatory Solutions for McKesson Provider Technologies, and prior to that, Executive Vice President of Operations for Picis, Inc.  There are no arrangements or understanding between Mr. Leonard and any other persons pursuant to which Mr. Leonard was selected as Chief Executive Officer.  Mr. Leonard does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a party in which the amount involved exceeds $120,000, nor has Mr. Leonard had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.  Mr. Leonard is 47 years old.

Mr. Leonard and the Company are in the process of finalizing an employment agreement containing the details regarding his compensation arrangement with the company, which will be disclosed upon execution.

Item 7.01.                                        Regulation FD Disclosure.

Attached as Exhibit 99.3 to this report, and incorporated herein by reference, is a copy of the slide presentation for the investor conference call with management scheduled for March 24, 2015, to discuss the Company’s announced results for the fiscal year ended December 31, 2014.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press release issued by Universal Hospital Services, Inc. on March 23, 2015 announcing its financial results for the fiscal year ended December 31, 2014

99.2	Press release issued by Universal Hospital Services, Inc. on March 23, 2015 announcing the appointment of Thomas J. Leonard as Chief Executive Officer

99.3	Slides presented during Universal Hospital Services, Inc.’s earnings call scheduled for March 24, 2015 of its financial results for the fiscal year ended December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Hospital Services, Inc.

	By:	/s/ James B. Pekarek
James B. Pekarek
Executive Vice President and Chief Financial Officer

Date: March 23, 2015